Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Greenspring Income Opportunities Fund (the “Fund”),
a series of Manager Directed Portfolios (the “Trust”)

Supplement dated February 21, 2025
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),
each dated January 31, 2025

Corbyn Investment Management, Inc. (the “Adviser” or “Corbyn”) has served as the investment adviser to the Fund since its inception in December 2021 pursuant to an investment advisory agreement between the Trust and Corbyn, on behalf of the Fund (the “Existing Investment Advisory Agreement”). As part of Corbyn’s long-term succession plan, it is anticipated that on or about June 30, 2025, certain current holders of an equity interest in Corbyn will reduce their ownership interests by selling a portion of such interests to other current owners and employees of Corbyn (the “Transaction”). In connection with the Transaction, Charles vK. Carlson, President and owner of a controlling interest of Corbyn, will sell a significant portion of his ownership interest in Corbyn such that he will no longer own a controlling interest in Corbyn. Michael J. Pulcinella and George A. Truppi, both portfolio managers of the Fund, will each gain a controlling ownership interest in Corbyn in connection with the Transaction. Ownership in Corbyn will also change for other personnel in connection with the Transaction but no other individuals will gain a controlling interest.

It is not anticipated that Corbyn’s new ownership structure will result in any significant changes for shareholders of the Fund. Messrs. Pulcinella, Truppi, and Carlson will continue to be the portfolio managers responsible for the day-to-day management of the Fund after the Transaction. The services provided to the Fund and the management fee payable to Corbyn by the Fund under the New Investment Advisory Agreement (defined below) will be the same as the services provided to the Fund and the management fee payable to Corbyn by the Fund under the Existing Investment Advisory Agreement.

Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Investment Advisory Agreement terminates automatically upon its assignment, which is deemed to include any change in control of the Adviser. The Transaction, when completed, will result in a change in control of the Adviser under the 1940 Act and, accordingly, the Fund’s Existing Investment Advisory Agreement will automatically terminate as provided under the 1940 Act.

The Board of Trustees of the Trust (the “Board”), at a meeting held on February 20, 2025, unanimously approved a new investment advisory agreement between the Trust and Corbyn, on behalf of the Fund (the “New Investment Advisory Agreement”), which would become effective upon shareholder approval. In the coming months, shareholders will receive a proxy statement seeking shareholder approval of the New Investment Advisory Agreement between Corbyn and the Trust, on behalf of the Fund, at a special meeting of shareholders to be held in the second quarter of 2025.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI for future reference.